                                                                     EXHIBIT 4.2

        7.75 NON-CUMULATIVE                              7.75 NON-CUMULATIVE
         PREFERRED SHARES,                                PREFERRED SHARES,
             SERIES A                                         SERIES A

     ORGANIZED UNDER THE LAWS                       ----------------------------
            OF BERMUDA                                         SHARES
                                    ENDURANCE

                                                    ----------------------------
 THIS CERTIFICATE IS TRANSFERABLE                         CUSIP 29267H 20 8
IN NEW YORK, NY, JERSEY CITY, NJ,                     SEE REVERSE FOR CERTAIN
 CANTON, MA AND HAMILTON, BERMUDA                          DEFINITIONS

                        ENDURANCE SPECIALTY HOLDINGS LTD.

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THIS IS TO CERTIFY THAT

is the registered holder of
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 FULLY PAID AND NON-ASSESSABLE 7.75% NON-CUMULATIVE PREFERRED SHARES, SERIES A,
                        PAR VALUE US $1.00 PER SHARE, OF

Endurance Specialty Holdings Ltd. Transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the
Memorandum of Association, Certificate of Designations and the Amended and
Restated Bye-Laws of the Company, copies of which are on file with the Transfer
Agent, to all of which the holder by acceptance hereof assents.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the seal of the Company and the signatures of its duly authorized officers.

Dated

   COUNTERSIGNED AND REGISTERED:
   EquiServe Trust Company, N.A.

BY
   -------------------     ------------------     -----------------------------
   AUTHORIZED OFFICER      SECRETARY              CHAIRMAN, PRESIDENT AND CHIEF
                                                  EXECUTIVE OFFICER

                        ENDURANCE SPECIALTY HOLDINGS LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     Additional abbreviations may also be used though not in the above list

TEN COM   -   as tenants in common                  UNIF GIFT MIN ACT-    ........Custodian............
TEN ENT   -   as tenants by the entireties                                 (Cust)      (Minor)
TEN COM   -   as joint tenants with right of                              under Uniform Gifts to
              survivorship and not as tenants in                          Minors Act...............
              common                                                                   (State)

For value received, _______________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OR ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                              shares represented
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by the within certificate, and do hereby irrevocably constitute and appoint
                                                      Attorney to transfer the
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said shares on the books of the within named Company with full power of substitution in the premesis.

Dated
      ------------------------

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           NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                     WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

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